Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  15
Independent Auditors' Report...........  21


USGF ANR 2/96





Letter to Shareholders


January 24, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.


The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.



[PHOTO]
Dennis J. McDonnell and Don G. Powell



Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.


Continued on page two


1





Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market --- including municipal bonds --is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.



Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.


2





Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital U.S. Government Fund

                                                  A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV<F1>..........     17.61%     16.78%     16.78%
One-year total return<F2>.......................     12.02%     12.78%     15.78%
Five-year average annual total return<F2>.......      7.15%       N/A        N/A
Ten-year average annual total return<F2>........      8.17%       N/A        N/A
Life-of-Fund average annual total return<F2>....     10.02%      4.74%      4.20%
Commencement Date...............................  05/31/84   08/24/92   08/13/93
Distribution Rate and Yield
Distribution Rate<F3>...........................      6.88%      6.50%      6.50%
SEC Yield<F4>...................................      6.32%      5.79%      5.79%
N/A = Not Applicable

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3> Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3




                 Putting Your Fund's Performance in Perspective


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions


* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured


  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Merrill Lynch 1 to 10 Year Treasury Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


[GRAPH]
Growth of a Hypothetical $10,000 Investment
Van Kampen American Capital U.S. Government Fund vs. Merrill Lynch 1 to 10 Year Treasury Index (December 1985 through December 1995)


                VKAC U.S. Government Fund Class A



                             U.S.           Merrill
                             Government     Lynch

x             31-Dec-85      9,524.90    10,000.00
              31-Jan-86      9,551.60    10,060.00
              28-Feb-86      9,851.20    10,303.75
              31-Mar-86     10,037.60    10,598.85
              30-Apr-86     10,128.10    10,662.45
              31-May-86      9,943.20    10,512.85
x             30-Jun-86     10,079.80    10,770.94
              31-Jul-86     10,247.70    10,908.06
              31-Aug-86     10,474.00    11,156.87
              30-Sep-86     10,441.90    11,051.55
              31-Oct-86     10,614.40    11,187.37
              30-Nov-86     10,841.20    11,299.02
x             31-Dec-86     10,866.40    11,320.15
              31-Jan-87     11,050.80    11,417.50
              28-Feb-87     11,156.90    11,484.07
              31-Mar-87     11,095.80    11,436.52
              30-Apr-87     10,601.70    11,248.97
              31-May-87     10,546.50    11,238.05
x             30-Jun-87     10,725.50    11,365.72
              31-Jul-87     10,717.30    11,386.97
              31-Aug-87     10,569.20    11,354.18
              30-Sep-87     10,237.40    11,205.10
              31-Oct-87     10,696.00    11,557.61
              30-Nov-87     10,795.20    11,621.87
x             31-Dec-87     11,023.50    11,731.00
              31-Jan-88     11,395.20    12,027.09
              29-Feb-88     11,542.10    12,152.41
              31-Mar-88     11,377.90    12,099.67
              30-Apr-88     11,309.10    12,084.06
              31-May-88     11,194.80    12,017.00
x             30-Jun-88     11,514.30    12,212.27
              31-Jul-88     11,483.40    12,182.72
              31-Aug-88     11,498.20    12,191.86
              30-Sep-88     11,802.30    12,403.35
              31-Oct-88     12,054.20    12,572.07
              30-Nov-88     11,863.70    12,463.07
x             31-Dec-88     11,849.80    12,474.04
              31-Jan-89     11,944.20    12,597.28
              28-Feb-89     11,862.20    12,544.62
              31-Mar-89     11,865.20    12,606.85
              30-Apr-89     12,066.80    12,839.44
              31-May-89     12,428.80    13,109.71
x             30-Jun-89     12,808.20    13,443.75
              31-Jul-89     13,056.40    13,718.54
              31-Aug-89     12,890.70    13,527.55
              29-Sep-89     12,936.70    13,595.48
              31-Oct-89     13,224.80    13,874.60
              30-Nov-89     13,367.80    14,010.29
x             31-Dec-89     13,494.10    14,045.46
              31-Jan-90     13,359.40    13,965.68
              28-Feb-90     13,419.40    14,000.73
              31-Mar-90     13,435.10    14,028.04
              30-Apr-90     13,333.30    13,979.22
              31-May-90     13,695.60    14,274.60
x             30-Jun-90     13,923.00    14,460.60
              31-Jul-90     14,133.60    14,667.96
              31-Aug-90     14,019.30    14,604.45
              30-Sep-90     14,139.10    14,737.79
              31-Oct-90     14,288.30    14,942.94
              30-Nov-90     14,572.40    15,165.74
x             31-Dec-90     14,791.40    15,380.64
              31-Jan-91     14,982.90    15,536.44
              28-Feb-91     15,088.10    15,617.85
              31-Mar-91     15,194.00    15,702.66
              30-Apr-91     15,340.30    15,865.34
              31-May-91     15,447.70    15,955.29
x             30-Jun-91     15,455.30    15,972.21
              31-Jul-91     15,686.30    16,144.07
              31-Aug-91     16,011.10    16,445.64
              30-Sep-91     16,328.20    16,725.54
              31-Oct-91     16,512.50    16,914.71
              30-Nov-91     16,666.90    17,113.12
x             31-Dec-91     17,128.10    17,531.19
              31-Jan-92     16,856.30    17,354.30
              29-Feb-92     16,988.90    17,420.08
              31-Mar-92     16,885.40    17,349.18
              30-Apr-92     17,009.10    17,507.75
              31-May-92     17,297.70    17,757.23
x             30-Jun-92     17,577.30    18,014.54
              31-Jul-92     17,803.50    18,349.07
              31-Aug-92     17,975.60    18,560.63
              30-Sep-92     18,126.20    18,817.51
              31-Oct-92     17,870.30    18,586.05
              30-Nov-92     17,874.90    18,503.72
x             31-Dec-92     18,201.40    18,747.60
              31-Jan-93     18,533.70    19,097.99
              28-Feb-93     18,809.90    19,383.89
              31-Mar-93     18,888.50    19,456.58
              30-Apr-93     19,003.10    19,610.09
              31-May-93     19,023.30    19,551.85
x             30-Jun-93     19,355.00    19,832.61
              31-Jul-93     19,435.80    19,873.47
              31-Aug-93     19,638.30    20,176.93
              30-Sep-93     19,610.20    20,264.10
              31-Oct-93     19,668.00    20,299.56
              30-Nov-93     19,491.00    20,202.12
x             31-Dec-93     19,649.40    20,280.91
              31-Jan-94     19,825.00    20,482.71
              28-Feb-94     19,509.40    20,191.65
              31-Mar-94     18,835.70    19,908.76
              29-Apr-94     18,618.20    19,773.95
              31-May-94     18,695.50    19,794.35
x             30-Jun-94     18,630.70    19,808.40
              29-Jul-94     19,035.70    20,054.02
              31-Aug-94     19,048.90    20,116.99
              30-Sep-94     18,656.80    19,955.25
              31-Oct-94     18,555.40    19,959.54
              30-Nov-94     18,439.90    19,860.04
x             30-Dec-94     18,648.20    19,935.31
              31-Jan-95     19,089.30    20,266.04
              28-Feb-95     19,629.10    20,653.93
              31-Mar-95     19,703.70    20,767.12
              28-Apr-95     19,981.40    21,005.52
              31-May-95     20,680.10    21,605.86
x             30-Jun-95     20,834.70    21,747.16
              31-Jul-95     20,820.50    21,761.52
              31-Aug-95     20,991.40    21,939.96
              29-Sep-95     21,148.90    22,087.54
              31-Oct-95     21,336.20    22,335.66
              30-Nov-95     21,626.10    22,614.41
x             29-Dec-95     21,932.40    22,844.62



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.



4



                          Portfolio Management Review

               Van Kampen American Capital U.S. Government Fund

We recently spoke with the management team of the Van Kampen American Capital U.S. Government Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Jack E. Doyle, portfolio manager, and Peter W. Hegel, executive vice president, fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q: After experiencing one of the worst fixed-income markets in history (1994), we have since experienced a significant market rally and an overall positive trend in the marketplace. In light of this, how did the Fund benefit from the strong fixed-income markets we saw in 1995?

A: With the markets as strong as they were, it's not surprising that the Fund had an excellent year. But what makes it all the more satisfying is the fact that 1994 was such a difficult year.

  The Fund rebounded in 1995 with a total return at net asset value (Class A shares) of 17.61 percent<F1> over the twelve-month period ended December 31, 1995, which helps to explain why we always encourage shareholders to maintain a long-term investment perspective. We did not change our philosophy because we had a down year in 1994, we just positioned the portfolio to align with our core beliefs and expectations for the long run.

  On the income side of the equation, the Fund ended the year with an annualized dividend of $1.08 per share. With its year-end net asset value of $14.95 per share---up from $13.70 per share at the end of 1994---that represents a distribution rate of 6.88 percent<F3> (as of December 31, 1995). Needless to say, we were quite pleased with those numbers.

  If you compare the Fund's performance to the total return of the Merrill Lynch 1- to 10-year Treasury Index, which was 14.55 percent through the twelve months of 1995, you can see the Fund's relative strength. The Index is a broad-based, unmanaged index that reflects the general performance of Treasury bonds with maturities of 1 to 10 years. It does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.

  Within its own peer group, the U.S. Mortgage Fund category, as tracked by Lipper Analytical Services, the Fund was ranked 8 out of 58 funds for the one-year period, 8 out of 22 funds for the five-year period, and 3 out of 12 funds for the ten-year period ended December 31, 1995.* (Please refer to the chart on page three for additional Fund performance results.)



Q: You mentioned your "core beliefs and expectations" for the Fund. What role did these principles play in achieving the Fund's performance?

A: The key was to maintain our disciplined approach and not turn bearish after struggling through 1994.

  We believed that economic conditions justified our expectations for a favorable investment climate for fixed-income securities.

  All indications were that inflation would be held in check. With a low rate of inflation, continued upward pressure on interest rates would be unlikely, so we positioned the Fund accordingly. We took a fairly aggressive stance on the belief that interest rates would decline and provide support for the Fund's net asset value (as interest rates fall, bond prices rise).

  As it turns out, we were right. The Federal Reserve Board lowered the federal funds rate (a key lending rate) in mid-1995 and again in December. Actually, the markets were anticipating the Fed's easing and interest rates trended lower throughout the year, with the rate on long-term Treasury bonds falling by more than two full percentage points, well ahead of the one-half percentage point cut in the fed funds rate.

  The rate of inflation stayed around 2.6 percent and the economy grew at a low to moderate pace---an excellent scenario for fixed-income securities. All of these factors helped make 1995 a very good year for the bond market in general and for the Fund in particular.



                                             Please see footnotes on page three


5







Q: In terms of managing the Fund, how did you react to these conditions? What were some of the changes you made to the portfolio during the year?

A: We continued to overweight mortgage-backed securities, maintaining approximately 90 percent of the Fund's assets in that sector of the market. That's where we saw the most opportunity for generating income.

  Also, we boosted our holdings in longer-term Treasury securities to 7.8 percent of assets from 4.7 percent at the end of the last fiscal year, which helped us take advantage of the rally in Treasuries.
  We also took steps to capture some capital appreciation potential by increasing our allocation in lower-coupon securities. These securities, such as FNMA 6.5 percent coupons, can be purchased at a discount to par, providing a greater potential for appreciation when interest rates decline.



[GRAPH]
Portfolio Holdings by Sector as of December 31, 1995

GNMA                 48.3%
FNMA                 32.5%
Treasury/Agency       7.8%
REMIC/CMO             7.7%
FHLMC                 3.7%




Q: What is your outlook for the Fund and the market in the months ahead?

A: While the fixed-income markets probably won't be quite as good as they were in 1995, the outlook for 1996 is generally optimistic.

  It seems that low inflation is the "center of gravity" for everyone's market outlook, with the consensus placing the inflation rate at somewhere around 2 percent or even less.

  Combine that with an economy that seems destined to grow rather slowly in the months ahead, and it's likely that we'll see further easing by the Fed. Also, if you add the possibility of a long-term federal budget plan to eliminate the federal budget deficit, you've created a highly favorable climate for bond investing.

  To put this in perspective, the last time we had a zero deficit and low inflation, long-term Treasuries were yielding about 3 percent. They're around 6 percent today. Not that we'll duplicate those conditions, but certainly the environment we expect is conducive to lower interest rates. And that's good news for bond investors.

Peter W. Hegel            Jack E. Doyle
Executive Vice President  Portfolio Manager
Fixed-Income Investments


*Lipper Analytical Services, Inc. calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges and, if they had, results may have been less favorable.



                                            Please see footnotes on page three



6





Portfolio of Investments
December 31, 1995
-----------------------------------------------------------------------------------
Par
Amount                                                             Market
(000)       Description                         Coupon    Maturity Value
-----------------------------------------------------------------------------------
           Mortgage Backed Securities 118.4%
$   1,162  FHLMC ............................   10.250%  11/01/09  $ 1,268,438
      309  FHLMC ............................   11.250   09/01/15      341,437
        1  FHLMC ............................    8.000   01/01/19          595
   23,000  FHLMC <F3> .......................    8.000   01/15/21   23,847,320
   52,201  FHLMC ............................    8.500   Various    54,140,939
   36,305  FHLMC ............................   10.000   Various    39,704,088
   36,030  FHLMC ............................   11.000   Various    39,587,711
    5,724  FHLMC (Seasoned) .................    8.500   01/01/16    5,965,388
   17,373  FHLMC REMIC #14B PAC <F3> ........    9.000   12/15/19   18,578,772
   44,820  FHLMC REMIC #79C PAC <F3> ........    8.600   10/15/05   45,706,091
   14,248  FHLMC REMIC #89D <F3> ............    9.000   02/15/21   15,241,722
   23,277  FHLMC REMIC #92G PAC <F3> ........    7.000   11/15/20   23,329,159
   13,124  FHLMC REMIC #97G PAC <F3> ........    9.250   11/15/05   13,694,763
   15,061  FHLMC REMIC #106G PAC <F3> .......    8.250   12/15/20   16,370,102
   13,099  FHLMC REMIC #127D PAC <F3> .......    6.000   05/15/20   13,055,347
   10,894  FHLMC REMIC #1350G PAC <F3> ......    7.500   08/15/19   11,321,154
   13,550  FHLMC REMIC #163E PAC <F3> .......    6.000   01/15/21   13,408,402
   30,326  FHLMC REMIC #165K PAC <F3> .......    6.500   09/15/21   30,554,052
   32,376  FHLMC REMIC #181E PAC <F3> .......    7.000   08/15/21   33,048,450
       56  FNMA .............................   12.500   03/01/15       63,465
    2,811  FNMA .............................   13.000   06/01/15    3,216,514
    7,273  FNMA .............................    8.500   07/01/19    7,626,997
    3,521  FNMA .............................    9.500   05/01/20    3,752,956
  740,297  FNMA <F2> ........................    6.500   Various   732,191,150
  516,410  FNMA <F2> ........................    7.000   Various   520,918,336
   42,410  FNMA .............................    7.500   Various    43,482,788
   62,423  FNMA .............................    8.000   Various    64,820,964
   11,890  FNMA .............................    8.500   Various    12,409,711
    7,195  FNMA .............................    9.000   Various     7,581,236
   10,936  FNMA .............................   10.500   Various    12,080,978
   11,426  FNMA .............................   11.000   Various    12,757,353
    2,050  FNMA .............................   11.500   Various     2,303,995
    2,723  FNMA #7- Interest Only <F3> ......    8.500   04/01/17      637,938
    3,760  FNMA #28- Interest Only <F3> .....    8.500   01/01/18      859,215
   11,859  FNMA (Seasoned) ..................    9.000   Various    12,570,039
    5,921  FNMA REMIC #89-49C PAC <F3> ......    8.900   11/25/17    5,941,128
    6,346  FNMA REMIC #89-63E <F3> ..........    9.400   06/25/12    6,373,157
    8,369  FNMA REMIC #89-85D PAC <F3> ......    7.600   05/25/18    8,408,265
   11,900  FNMA REMIC #89-94G PAC <F3> ......    7.500   12/25/19   12,298,650
    8,993  FNMA REMIC #89-97C <F3> ..........    9.000   01/25/15    9,092,228
   18,085  FNMA REMIC #90-12G PAC <F3> ......    4.500   02/25/20   16,249,553
   20,517  FNMA REMIC #90-71H PAC <F3> ......    8.500   06/25/20   21,923,440
    9,650  FNMA REMIC #90-97E PAC <F3> ......    7.000   08/25/19    9,703,109
   15,000  FNMA REMIC #93-4HB PAC <F3> ......   11.000   01/25/19   17,135,850
    4,542  GNMA .............................   11.500   Various     5,134,163
  138,407  GNMA .............................    7.000   Various   140,135,552
  345,938  GNMA .............................    7.500   Various   356,094,781
  317,069  GNMA .............................    8.000   Various   330,341,281
      271  GNMA .............................    8.000   Various       283,460
   67,125  GNMA .............................    8.500   Various    70,480,727
      149  GNMA .............................    8.500   Various       156,505



7                                            See Notes to Financial Statements








Portfolio of Investments (Continued)
December 31, 1995
-------------------------------------------------------------------------------------
Par
Amount                                                                Market
(000)      Description                             Coupon   Maturity  Value
-------------------------------------------------------------------------------------
           Mortgage Backed Securities (Continued)
$  52,260  GNMA .................................   9.000%  Various   $    55,378,532
  777,817  GNMA <F3> ............................   9.000   Various       827,145,631
   73,940  GNMA .................................   9.500   Various        79,323,054
   17,930  GNMA .................................  10.000   Various        19,734,479
   26,261  GNMA .................................  10.500   Various        29,149,659
    2,629  GNMA .................................  11.000   Various         2,952,084
    2,920  GNMA .................................  12.000   Various         3,332,154
    3,033  GNMA .................................  12.500   Various         3,491,670
    1,978  GNMA .................................  13.000   Various         2,292,059
  169,688  GNMA (Seasoned) ......................   9.000   Various       181,617,463
    1,037  GNMA GPM .............................  12.250   Various         1,187,569
      250  GNMA II ..............................   8.500   Various           261,462
    9,618  GNMA II ..............................  10.500   Various        10,453,341
    5,818  GNMA II ..............................  11.000   Various         6,398,140
    2,559  GNMA II ..............................  11.500   Various         2,828,421
    2,532  GNMA II ..............................  12.000   Various         2,829,987
    1,560  GNMA II ..............................  12.500   Various         1,758,891
                                                                      ---------------
                                                                        4,076,324,010
                                                                      ---------------
           U.S. Treasury Securities 10.0%
   15,000  U.S. T- Bonds ........................   13.125  05/15/01       20,335,950
    5,000  U.S. T- Bonds ........................   13.750  08/15/04        7,755,100
   55,000  U.S. T- Bonds <F3> ...................   14.000  11/15/11       91,260,400
   40,000  U.S. T- Bonds ........................   12.000  08/15/13       61,710,000
   30,000  U.S. T- Bonds ........................    7.250  08/15/22       34,750,500
   55,000  U.S. T- Bonds ........................    7.500  11/15/24       66,182,600
   50,000  U.S. T- Bonds <F3> ...................    7.625  02/15/25       61,115,000
                                                                      ---------------
                                                                          343,109,550
                                                                      ---------------
Total Long-Term Investments 128.4%
  (Cost $4,282,930,048) <F1>........................................    4,419,433,560
Liabilities in Excess of Other Assets   (28.4%).....................     (976,626,407)
                                                                      ---------------
Net Assets  100%....................................................  $ 3,442,807,153
                                                                      ===============

<F1> At December 31, 1995, cost for federal income tax purposes is
     $4,282,930,048; the aggregate gross unrealized appreciation is $145,587,976 and the aggregate gross unrealized depreciation is $8,104,437, resulting in net unrealized appreciation including open option transactions of $137,483,539.

<F2> Securities purchased pursuant to a dollar roll transaction.
<F3> Assets segregated as collateral for dollar roll, reverse repurchase and open option transactions.



8  See Notes to Financial Statements







Statement of Assets and Liabilities
December 31, 1995
-------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $4,282,930,048) (Note 1)..........................  $  4,419,433,560
Cash.................................................................................               686
Receivables:
  Investments Sold...................................................................        99,240,746
  Interest...........................................................................        32,228,063
  Fund Shares Sold...................................................................         1,297,917
Options at Market Value (Net premiums paid of $1,926,233) (Note 5)...................         2,906,260
Other................................................................................           283,088
                                                                                       -----------------
    Total Assets.....................................................................     4,555,390,320
                                                                                       -----------------
Liabilities:
Payables:
  Investments Purchased (Note 4).....................................................       976,512,501
  Reverse Repurchase Agreements (Note 4).............................................       115,954,000
  Income Distributions ..............................................................        10,410,975
  Fund Shares Repurchased............................................................         3,335,370
  Investment Advisory Fee (Note 2)...................................................         1,475,582
Accrued Expenses.....................................................................         4,894,739
                                                                                       -----------------
    Total Liabilities................................................................     1,112,583,167
                                                                                       -----------------
Net Assets...........................................................................  $  3,442,807,153
                                                                                       =================
Net Assets Consist of:
Paid in Surplus (Note 3).............................................................  $  3,754,082,146
Net Unrealized Appreciation on Investments...........................................       137,483,539
Accumulated Undistributed Net Investment Income......................................         4,934,355
Accumulated Net Realized Loss on Investments.........................................      (453,692,887)
                                                                                       -----------------
Net Assets...........................................................................  $  3,442,807,153
                                                                                       =================
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $2,962,872,443 and 198,186,689 shares of beneficial interest issued and
    outstanding) (Note 3)............................................................  $          14.95
    Maximum sales charge (4.75%* of offering price)..................................               .75
                                                                                       -----------------
    Maximum offering price to public.................................................  $          15.70
                                                                                       =================
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of $466,659,324
    and 31,218,386 shares of beneficial interest issued and outstanding) (Note 3)....  $          14.95
                                                                                       =================
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of $13,275,386
    and 888,082 shares of beneficial interest issued and outstanding) (Note 3).......  $          14.95
                                                                                       =================
* On sales of $100,000 or more, the sales charge will be reduced.



9  See Notes to Financial Statements






Statement of Operations
For the Year Ended December 31, 1995
-----------------------------------------------------------------------------------------------------------
Investment Income:
Interest................................................................................  $     292,245,019
Fee Income (Note 4).....................................................................         13,105,469
                                                                                          ------------------
    Total Income........................................................................        305,350,488
                                                                                          ------------------
Expenses:
Investment Advisory Fee (Note 2)........................................................         17,475,740
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of
  $5,543,018,$4,537,659, $116,637 and $1, respectively) (Note 7) .......................         10,197,315
Shareholder Services (Note 2) ..........................................................          4,647,943
Custody.................................................................................          2,029,910
Legal (Note 2)..........................................................................            326,992
Trustees Fees and Expenses (Note 2).....................................................             61,879
Other...................................................................................          1,019,456
                                                                                          ------------------
    Total Operating Expenses............................................................         35,759,235
    Interest Expense (Note 4)...........................................................          9,371,512
                                                                                          ------------------
    Total Expenses......................................................................         45,130,747
    Less Expenses Reimbursed............................................................             13,125
                                                                                          ------------------
    Net Expenses........................................................................         45,117,622
                                                                                          ------------------
Net Investment Income...................................................................  $     260,232,866
                                                                                          ==================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales...................................................................  $   8,803,856,172
  Cost of Securities Sold...............................................................     (8,807,627,946)
                                                                                          ------------------
Net Realized Loss on Investments (Including realized loss on closed and expired option
  transactions of $44,265,301)..........................................................         (3,771,774)
                                                                                          ------------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...............................................................       (162,461,005)
  End of the Period (Including unrealized appreciation on open option transactions of
    $980,027)...........................................................................        137,483,539
                                                                                          ------------------
Net Unrealized Appreciation on Investments During the Period............................        299,944,544
                                                                                          ------------------
Net Realized and Unrealized Gain on Investments.........................................  $     296,172,770
                                                                                          ==================
Net Increase in Net Assets from Operations..............................................  $     556,405,636
                                                                                          ==================


10  See Notes to Financial Statements






Statement of Changes in Net Assets
For the Years Ended December 31, 1995 and 1994
---------------------------------------------------------------------------------------------------------
                                                                     Year Ended         Year Ended
                                                                     December 31, 1995  December 31, 1994
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $    260,232,866   $    300,654,036
Net Realized Loss on Investments...................................        (3,771,774)      (181,281,942)
Net Unrealized Appreciation/Depreciation on Investments
During the Period..................................................       299,944,544       (331,730,536)
                                                                     -----------------  -----------------
Change in Net Assets from Operations ..............................       556,405,636       (212,358,442)
Distributions from Net Investment Income*..........................      (256,065,504)      (299,974,780)
                                                                     -----------------  -----------------
Net Change in Net Assets from Investment Activities................       300,340,132       (512,333,222)
                                                                     -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold..........................................       114,233,308        225,736,668
Net Asset Value of Shares Issued Through Dividend Reinvestment.....       125,466,322        146,031,506
Cost of Shares Repurchased.........................................      (469,431,118)      (625,132,457)
                                                                     -----------------  -----------------
Net Change in Net Assets from Capital Transactions.................      (229,731,488)      (253,364,283)
                                                                     -----------------  -----------------
Total Increase/Decrease in Net Assets..............................        70,608,644       (765,697,505)
Net Assets:
Beginning of the Period............................................     3,372,198,509      4,137,896,014
                                                                     -----------------  -----------------
End of the Period (Including undistributed net investment income
  of $4,934,355 and $766,993, respectively)........................  $  3,442,807,153   $  3,372,198,509
                                                                     =================  =================



                                           Year Ended         Year Ended
*Distributions by Class                    December 31, 1995  December 31, 1994
-------------------------------------------------------------------------------
Distributions from Net Investment Income:
Class A Shares...........................  $   (224,639,172)  $   (265,263,650)
Class B Shares...........................       (30,640,126)       (33,862,695)
Class C Shares...........................          (786,177)          (848,319)
Class D Shares...........................               (29)              (116)
                                           -----------------  -----------------
                                           $   (256,065,504)  $   (299,974,780)
                                           =================  =================



11  See Notes to Financial Statements




Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year Ended December 31
                                                                               ----------------------------------------------------
Class A Shares                                                                 1995      1994       1993       1992       1991
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...................................... $  13.698 $  15.662  $  15.720  $  16.130  $  15.253
                                                                               --------- ---------- ---------- ---------- ---------
  Net Investment Income.......................................................     1.111     1.177      1.286      1.365      1.390
  Net Realized and Unrealized Gain/Loss on Investments........................     1.233    (1.965)     (.060)     (.407)      .897
                                                                               --------- ---------- ---------- ---------- ---------
Total from Investment Operations..............................................     2.344     (.788)     1.226       .958      2.287
Less Distributions from and in Excess of Net Investment Income................     1.092     1.176      1.284      1.368      1.410
                                                                               --------- ---------- ---------- ---------- ---------
Net Asset Value, End of the Period............................................ $  14.950 $  13.698  $  15.662  $  15.720  $  16.130
                                                                               ========= ========== ========== ========== =========
Total Return..................................................................    17.61%    (5.10%)      7.95%      6.27%    15.80%
Net Assets at End of the Period (In millions)................................. $ 2,962.9 $ 2,924.4  $  3,653.6 $  3,571.7 $ 3,505.9
Ratio of Operating Expenses to Average Net Assets (Annualized)................     .93%*      .92%        .87%       .77%      .68%
Ratio of Interest Expense to Average
  Net Assets (Annualized) (Note 4)............................................      .27%      .08%        N/A        N/A       N/A
Ratio of Net Investment Income to
  Average Net Assets (Annualized).............................................    7.68%*     8.13%       8.08%      8.64%     8.97%
Portfolio Turnover (Excluding Dollar Rolls and Forward Transactions)..........    63.18%    43.69%      67.04%     10.94%    26.87%

* The Ratios of Expenses to Average Net Assets and Net Investment Income to
Average Net Assets were not affected by the assumption of certain expenses by VKAC.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

12  See Notes to Financial Statements






Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------------------------------------------------
                                                                                                           August 24, 1992
                                                                     Year Ended December 31               (Commencement of
                                                          ---------------------------------------------   Distribution) to
Class B Shares                                            1995       1994                    1993        December 31, 1992
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................  $  13.694  $              15.643   $  15.709   $         15.983
                                                          ---------  ----------------------  ----------  -----------------
  Net Investment Income.................................       .991                  1.055       1.149               .425
  Net Realized and Unrealized Gain/Loss on Investments..      1.241                 (1.964)      (.063)             (.263)
                                                          ---------  ----------------------  ----------  -----------------
Total from Investment Operations........................      2.232                  (.909)      1.086               .162
Less Distributions from and in Excess of Net Investment
  Income................................................       .978                  1.040       1.152               .436
                                                          ---------  ----------------------  ----------  -----------------
Net Asset Value, End of the Period......................  $  14.948  $              13.694   $  15.643   $         15.709
                                                          =========  ======================  ==========  =================
Total Return............................................     16.78%                 (5.93%)      7.01%             1.64%*
Net Assets at End of the Period (In millions)...........  $   466.7  $               436.3   $   474.7   $          103.1
Ratio of Operating Expenses to Average Net Assets
  (Annualized)..........................................    1.75%**                  1.74%       1.73%              1.61%
Ratio of Interest Expense to Average Net Assets
  (Annualized) (Note 4).................................       .27%                   .09%         N/A                N/A
Ratio of Net Investment Income to Average Net
  Assets (Annualized)...................................    6.85%**                  7.29%       7.00%              6.16%
Portfolio Turnover (Excluding Dollar Rolls and
  Forward Transactions).................................     63.18%                 43.69%      67.04%            110.94%

*Non-Annualized

**The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.


13  See Notes to Financial Statements





Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------------------
                                                                                                  August 13, 1993
                                                                                                  (Commencement of
                                                            Year Ended         Year Ended         Distribution) to
Class C Shares                                              December 31, 1995  December 31, 1994  December 31, 1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................  $          13.693  $         15.626   $         16.000
                                                            -----------------  -----------------  -----------------
Net Investment Income.....................................               .996             1.063               .433
Net Realized and Unrealized Gain/Loss on Investments .....              1.237            (1.956)             (.364)
                                                            -----------------  -----------------  -----------------
Total from Investment Operations..........................              2.233             (.893)              .069
Less Distributions from and in Excess of Net Investment
Income....................................................               .978             1.040               .443
                                                            -----------------  -----------------  -----------------
Net Asset Value, End of the Period........................  $          14.948  $         13.693   $         15.626
                                                            =================  =================  =================
Total Return..............................................             16.78%            (5.86%)             .46%*
Net Assets at End of the Period (In millions).............  $            13.3  $           11.4   $            9.6
Ratio of Operating Expenses to Average Net
Assets (Annualized).......................................            1.75%**             1.74%              1.71%
Ratio of Interest Expense to Average Net
Assets (Annualized) (Note 4)..............................               .27%              .10%                N/A
Ratio of Net Investment Income to
Average Net Assets (Annualized)...........................            6.86%**             7.29%              6.42%
Portfolio Turnover (Excluding Dollar Rolls and
  Forward Transactions)...................................             63.18%            43.69%             67.04%

*Non-Annualized

**The Ratios of Expenses to Average Net Assets and Net Investment Income to
  Average Net Assets were not affected by the assumption of certain expenses by VKAC.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.


14  See Notes to Financial Statements





Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital U.S. Government Fund (the "Fund") is organized as a series of Van Kampen American Capital U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Original issue discounts on securities purchased are amortized over the expected life of each applicable security.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $453,692,887. Of this amount, $157,069,720, $50,594,575,
$6,272,412, $8,800,432, $45,902,032, $181,281,942 and $3,771,774 will expire on
December 31, 1996, 1997, 1998, 2000, 2001, 2002 and 2003, respectively. On
December 31, 1995, $74,101,929 of the Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference. Accordingly, this difference was reclassified from accumulated net realized loss on investments to Class A share paid in surplus.


15

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

E. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .550 of 1%
Next $500 million......  .525 of 1%
Next $2 billion........  .500 of 1%
Next $2 billion........  .475 of 1%
Next $2 billion........  .450 of 1%
Next $2 billion........  .425 of 1%
Thereafter.............  .400 of 1%


  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1995, the Fund recognized expenses of approximately $860,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management, legal and certain shareholder services (prior to July 1995) to the Fund.

  In July 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $1,720,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $47,100.

  At December 31, 1995, VKAC owned 100 shares of Class C.


16

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized. At December 31, 1995, paid in surplus aggregated $3,241,403,229, $498,757,767 and $13,921,150 for Class A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                     Shares         Value
---------------------------------------------------------------------
Sales:
  Class A.......................        4,450,487   $     64,561,951
  Class B.......................        3,196,962         46,404,360
  Class C.......................          223,253          3,266,997
  Class D.......................              -0-                -0-
                                     -------------  -----------------
Total Sales.....................        7,870,702   $    114,233,308
                                     =============  =================
Dividend Reinvestment:
  Class A.......................        7,595,317   $    110,358,313
  Class B.......................        1,006,560         14,629,660
  Class C.......................           32,914            478,345
  Class D.......................              -0-                  4
                                     -------------  -----------------
Total Dividend Reinvestment.....        8,634,791   $    125,466,322
                                     =============  =================
Repurchases:
  Class A.......................      (27,345,845)  $   (396,421,409)
  Class B.......................       (4,846,397)       (70,074,798)
  Class C.......................         (202,889)        (2,933,194)
  Class D.......................             (114)            (1,717)
                                     -------------  =================
Total Repurchases...............      (32,395,245)  $   (469,431,118)
                                     =============  =================



17





Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, paid in surplus aggregated $3,537,006,303, $507,798,545,
$13,109,002 and $1,713 for Classes A, B, C and D, respectively. For the year ended December 31, 1994, transactions were as follows:


                                    Shares         Value
--------------------------------------------------------------------
Sales:
  Class A......................        7,599,641   $    112,208,814
  Class B......................        7,168,455        106,241,984
  Class C......................          498,458          7,284,166
  Class D......................              113              1,704
                                    -------------  -----------------
Total Sales....................       15,266,667   $    225,736,668
                                    =============  =================
Dividend Reinvestment:
  Class A......................        8,956,898   $    129,070,604
  Class B......................        1,141,680         16,421,225
  Class C......................           37,661            539,668
  Class D......................                1                  9
                                    -------------  -----------------
Total Dividend Reinvestment....       10,136,240   $    146,031,506
                                    =============  =================
Repurchases:
  Class A......................      (36,347,230)  $   (523,299,211)
  Class B......................       (6,793,189)       (97,347,991)
  Class C......................         (317,931)        (4,485,255)
  Class D......................              -0-                 -0
                                    -------------  -----------------
Total Repurchases..............      (43,458,350)  $   (625,132,457)
                                    =============  =================


  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                             Contingent Deferred
                             Sales Charge
Year of Redemption           Class B  Class C
---------------------------------------------
First......................  4.00%    1.00%
Second.....................  3.75%    None
Third......................  3.50%    None
Fourth.....................  2.50%    None
Fifth......................  1.50%    None
Sixth......................  1.00%    None
Seventh and Thereafter.....  None     None


  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $193,700 and CDSC on the redeemed shares of Classes B and C of approximately $1,661,200. Sales charges do not represent expenses of the Fund.


18






Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, including principal paydowns and dollar rolls, excluding short-term notes, for the year ended December 31, 1995, were $8,523,171,213 and $8,807,627,946, respectively.

  The Fund utilizes investment techniques called "dollar rolls," "forward transactions" and reverse repurchase agreements for leverage purposes. In a dollar roll, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 to 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date from the same party at an agreed upon price which is less than the sales price. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase.

  In a forward transaction, the Fund purchases securities for delivery in the current month and subsequently agrees to postpone delivery until the next available delivery date, usually the next month. The Fund receives a fee as compensation for postponing delivery. Fee income on these transactions is recognized at the offsetting transaction's trade date for dollar rolls and the date when settlement is postponed for forward transactions. At December 31, 1995, the Fund had open dollar roll and/or forward transactions with a market value of $896.0 million and related assets segregated for these open purchases of $900.7 million.

  In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and inter est payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $158.3 million with an average interest rate of 5.919%. At December 31, 1995, the interest rate in effect for reverse repurchase agreements was 5.674%.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund utilizes option contracts to manage the portfolio's effective maturity or duration. Options are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  An option contract gives the buyer the right, but not the obligation to buy
(call) or sell (put) an underlying item at a fixed exercise price during a specified period.
  Transactions in options for the year ended December 31, 1995, were as follows:



                                       Contracts  Premium
------------------------------------------------------------------
Outstanding at December 31, 1994.....       -0-   $           -0-
Options Written and Purchased
(Net)................................   109,117      (131,629,351)
Options Terminated in Closing
Transactions (Net)...................   (75,800)      112,638,675
Options Expired (Net)................   (31,317)       17,064,443
                                       ---------  ----------------
Outstanding at December 31, 1995.....     2,000   $    (1,926,233)
                                       =========  ================



19



Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  The related futures contracts of the outstanding option transactions as of December 31, 1995, and the description and market value is as follows:




                                           Exp. Month/     Market  Value
                                Contracts  Exercise Price  of Options
------------------------------------------------------------------------
Mar 1996 US Treasury Bond
 Futures-Purchased Calls......      2,000  Feb/122         $   2,906,260
                                =========                  =============



6.  Mortgage Backed Securities

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies---Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

  A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

  An Interest Only security is another class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

7. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $3,973,200.


20



Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                      KPMG Peat Marwick LLP


Chicago, Illinois
January 30, 1996


21





Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


22




Van Kampen American Capital U.S. Government Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan

Linda Hutton Heagy

Roger Hilsman

R. Craig Kennedy

Dennis J. McDonnell*

Donald C. Miller - Chairman

Jack E. Nelson

Don G. Powell*

Jerome L. Robinson

Fernando Sisto

Wayne W. Whalen*

William Stewart Woodside


Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1996
     All rights reserved.


SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

23



Van Kampen American Capital U.S. Government Fund
--------------------------------------------------------------------------------



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24